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UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

---------------------------------------------------------------x

:
In re	:	Chapter 11
:
WASHINGTON MUTUAL, INC., et al.,[1]	:
:	Case No. 08-12229 (MFW)
:
:
Debtors.	:	(Jointly Administered)
:

---------------------------------------------------------------x

INITIAL MONTHLY OPERATING REPORT

File report and attachments with Court and submit copy to United States Trustee within 15 days after order for relief.

Certificates of insurance must name United States Trustee as a party to be notified in the event of policy cancellation. Bank accounts and checks must bear the name of the debtor, the case number, and the designation "Debtor in Possession." Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

REQUIRED DOCUMENTS	Document Attached	Explanation Attached
12-Month Cash Flow Projection (Form IR-1)	YES
Certificates of Insurance:
Workers Compensation	To be provided
Property	To be provided
General Liability	To be provided
Vehicle	To be provided
Other:
Evidence of Debtor in Possession Bank Accounts
Tax Escrow Account
General Operating Account
Other:
Other:
Retainers Paid (Form IR-2)	YES

______________________

1.           The Debtors in these chapter 11 cases along with the last four digits of each Debtor’s federal tax identification number are: (i) Washington Mutual, Inc. (3725); and (ii) WMI Investment Corp. (5395). The Debtors’ principal offices are located at 1301 Second Avenue, Seattle, Washington 98101.

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I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Responsible Party:

/s/ William C. Kosturos	Chief Restructuring Officer
Original Signature of Responsible Party	Title

William C. Kosturos	October 30, 2008
Printed Name of Responsible Party	Date

Preparer:

/s/ John A. Maciel	Vice President
Original Signature of Preparer	Title

John A. Maciel	October 30, 2008
Printed Name of Preparer	Date

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

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Exhibit A

Cash Flow Forecast

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Washington Mutual, Inc. and WMI Investment Corp.

13 Week Cash Flow Forecast

10/28/2008

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Washington Mutual, Inc. & WMI Investment Corp.
Consolidated Cash Flow
(As of 10/28/08)

Key Assumptions:

1.

All forecasted amounts are highly preliminary due to hiring of additional Washington Mutual, Inc. ("WMI") employees, the relationship between WMI and JPMorgan Chase, NA ("JPMorgan Chase"), and other circumstances regarding the Debtors' ongoing operations.

2.	Interest is based on a 0.8% annual interest rate on investable funds
3.	Payroll and benefits assumes that WMI will be successful in hiring 15 - 20 full-time employees in the near term
4.

Rent is based on the current allocation of expenses between WMI and WMB's former banking operations. The actual determination of rent charges associated with the space occupied by WMI is to be determined.

5.	Shared services to be provided by JPMorgan Chase and the costs of those services are still being determined. The estimate included is highly preliminary.
6.

The estimate of professional fees is highly preliminary due to the short time period that many professionals have been involved in these Chapter 11 cases, as well as the ongoing identification of professionals required to assist in these cases.

7.

Forecasted capital call disbursements is $30K for the ARCH capital call to be paid in the week of 11/7. The determination of whether or not to make this capital call and another capital call for FTV III are still being evaluated.

8.	The $4mm disbursement in the week of 11/7 is an estimate for the premium for the Debtors' D&O policy
9.	Necessary vendors and payments to these vendors are still being determined. The current estimate is preliminary.
10.	IT infrastructure costs will depend on the shared services provided by JPMorgan Chase and WMI's need to develop its own IT infrastructure.
11.	Funding to Non-Debtor Subsidiaries reflects a $7.5mm regulatory compliance payment to WM Mortgage Reinsurance, Inc..
12.	Beginning cash and securities balance is comprised of the Debtors (WMI and WMI Investment Corp.) accounts at JPMorgan Chase, BofA, BNY and T-Bills and securities held in custodial accounts at BNY.

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Washington Mutual, Inc. & WMI Investment Corp.
Consolidated Cash Flow
(Dollars in Millions)
(As of 10/28/08)

Week Ending	31-Oct	7-Nov	14-Nov	21-Nov	28-Nov	5-Dec	12-Dec	19-Dec	26-Dec	2-Jan	9-Jan	16-Jan	23-Jan	Total

Interest	-	0.21	-	-	-	2.84	-	-	-	3.01	-	-	-	6.06
Other Receipts	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Receipts	-	0.21	-	-	-	2.84	-	-	-	3.01	-	-	-	6.06

Payroll & Benefits	0.02	-	0.14	-	-	0.14	-	0.27	-	0.27	-	0.27	-	1.11
Rent	-	0.65	-	-	-	0.65	-	-	-	0.65	-	-	-	1.95
Shared Services	-	1.00	-	-	-	1.00	-	-	-	1.00	-	-	-	3.00
Professional Fees	-	0.45	0.50	-	3.50	-	-	0.50	0.90	2.75	-	-	0.50	9.10
Capital Calls	-	0.03	-	-	-	-	-	-	-	-	-	-	-	0.03
Insurance	-	4.00	-	-	-	-	-	-	-	-	-	-	-	4.00
Vendor Payments	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	0.25	3.25
IT Infrastructure	-	-	0.50	-	-	-	0.50	-	-	-	-	-	-	1.00
Funding to Non-Debtor Subs	-	7.50	-	-	-	-	-	-	-	-	-	-	-	7.50
Other	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Disbursements	0.27	13.88	1.39	0.25	3.75	2.04	0.75	1.02	1.15	4.92	0.25	0.52	0.75	30.94

Net Cash Flow	(0.27)	(13.67)	(1.39)	(0.25)	(3.75)	0.80	(0.75)	(1.02)	(1.15)	(1.90)	(0.25)	(0.52)	(0.75)	(24.87)

Beginning Cash & Securities Balance	4,642.07	4,641.80	4,628.13	4,626.74	4,626.49	4,622.74	4,623.54	4,622.79	4,621.77	4,620.62	4,618.72	4,618.47	4,617.95	4,642.07
Net Cash Flow	(0.27)	(13.67)	(1.39)	(0.25)	(3.75)	0.80	(0.75)	(1.02)	(1.15)	(1.90)	(0.25)	(0.52)	(0.75)	(24.87)
Ending Cash & Securities Balance	4,641.80	4,628.13	4,626.74	4,626.49	4,622.74	4,623.54	4,622.79	4,621.77	4,620.62	4,618.72	4,618.47	4,617.95	4,617.20	4,617.20

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Exhibit B

Certificates of Insurance

(To be provided)

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Exhibit C

Evidence of Debtor-in-Possession Bank Accounts

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UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

x
In re	:	Chapter 11
:
WASHINGTON MUTUAL, INC., et al.,[1]	:
	:	Case No. 08-12229 (MFW)
:
Debtors.	:	(Jointly Administered)
:
	:	Re: Docket No. 16
x

ORDER (I) AUTHORIZING THE DEBTORS TO

MAINTAIN EXISTING BANK ACCOUNTS AND

BUSINESS FORMS, AND (II) EXTENDING TIME TO

COMPLY WITH SECTION 345(B) OF THE BANKRUPTCY CODE

Upon the motion, dated October 1, 2008 (the "Motion"), of Washington Mutual, Inc. ("WMF") and WMI Investment Corp. ("WMI Investment"), as debtors and debtors in possession (collectively, the "Debtors"), for entry of an order, pursuant to sections 105(a), 363(b), 363(c) and 345(b) of title 11 of the United States Code (the "Bankruptcy Code"), (I) authorizing the Debtors to maintain and utilize their existing bank accounts and business forms and (II) extending the time to comply with section 345(b) of the Bankruptcy Code, all as more fully set forth in the Motion; and upon the Declaration of Stewart M. Landefeld in Support of the Debtors' Chapter 11 Petitions and First-Day Motions;2 and the Court having jurisdiction to consider the Motion and the

___________________

[1]

The Debtors in these chapter 11 cases along with the last four digits of each Debtor’s federal tax identification number are: (i) Washington Mutual, Inc. (3725); and (ii) WMI Investment Corp. (5395). The Debtors’ principal offices are located at 1301 Second Avenue, Seattle, Washington 98101.

[2]	Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Motion.

1

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relief requested therein pursuant to 28 U.S.C. §§ 157 and 1334; and consideration of the Motion and the relief requested therein being a core proceeding pursuant to 28 U.S.C. § 157(b); and venue being proper before this Court pursuant to 28 U.S.C. §§ 1408 and 1409; and due and proper notice of the Motion having been provided to the parties listed therein, and it appearing that no other or further notice need be provided; and the Court having determined that the relief sought in the Motion is in the best interests of the Debtors, their creditors, and all parties in interest; and the Court having determined that the legal and factual bases set forth in the Motion establish just cause for the relief granted herein; and upon all of the proceedings had before the Court and after due deliberation and sufficient cause appearing therefor, it is

ORDERED that the Motion is granted as modified herein; and it is further

ORDERED that the Debtors are authorized, subject to the Standstill, to (i) designate, maintain, and continue to use any or all of their existing Bank Accounts, as listed on Exhibit "A" annexed hereto, in the names and with the account numbers existing immediately prior to the commencement of their chapter 11 cases, (ii) deposit funds in and withdraw funds from such Bank Accounts by all usual means, including without limitation, checks, wire transfers, automated clearing house transfers, and other debits, and (iii) treat their prepetition bank accounts for all purposes as debtor in possession accounts; and it is further

ORDERED that, except as otherwise provided in this Order, all financial institutions in which the Debtors maintain the Bank Accounts as of the commencement of their chapter 11 cases are authorized and directed to continue to maintain, service, and administer such Bank Accounts without interruption and in the usual and ordinary course,

2

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and, subject to the Standstill, to receive, process, honor and pay any and all checks, drafts, wires, or other transfers by the holders or makers thereof, as the case may be; provided, however, that nothing contained herein shall authorize any such financial institution to honor postpetition any check, draft, wire, or other transfer issued or dated prior to the Commencement Date, except as otherwise provided by further order of this Court; provided further, however, that any such financial institution may rely on the representations of the Debtors with respect to whether any check, draft, wire, or other transfer drawn or issued by the Debtors prior to the Commencement Date should be honored pursuant to an order of this Court, and such bank shall not have any liability to any party for relying on such representation by the Debtors as provided for herein; and it is further

ORDERED that, to the extent that the Debtors depository Bank Accounts are located in Banks that have entered into depository agreements with the U.S. Trustee with respect to such accounts, the Debtors are in compliance with section 345(b) of the Bankruptcy Code, provided, however, that the foregoing is without prejudice to the Debtors' rights to deposit (upon notice to the U.S. Trustee) funds in depository accounts at such other institutions as consistent and in conformance with section 345 of the Bankruptcy Code or authorized by further order of this Court, provided further, that notwithstanding the foregoing, the U.S. Trustee may revisit the Debtors' compliance with section 345 by a motion filed on notice to the Debtors and any official committee; and it is further

3

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ORDERED that the Debtors shall have sixty (60) days from the entry of this Order (the "Extension Period") to either come into compliance with section 345(b) of the Bankruptcy Code or to seek a waiver of such requirement; and it is further

ORDERED, that nothing contained herein shall prevent the Debtors from opening any additional bank accounts, or closing any existing Bank Account(s) as they may deem necessary and appropriate, and the Banks are authorized to honor the Debtors' requests to open or close, as the case may be, such Bank Accounts or additional bank accounts; provided, however, that any new account shall be with a bank that is insured with the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation and that is organized under the laws of the United States or any State therein; provided, further, that notice of the opening and closing of bank accounts shall be given to the U.S. Trustee and any committee appointed in these cases; and it is further

ORDERED that the Debtors are authorized to maintain and continue to use any and all stationery, correspondence, and business forms, including, but not limited to, purchase orders, multicopy checks, customer catalogs, letterhead, envelopes, insurance and reimbursement forms, admission forms, promotional materials, and other business forms, whether existing prior to the commencement of these cases, substantially in the forms existing immediately prior to the commencement of their chapter 11 cases, without reference to their status as debtors in possession and shall not be required to order new stock with such marking until they exhaust their current stock, provided however, that to the extent the Debtors use electronic checks, they shall be labeled with the debtor-in-possession designation if Debtors are able to do so; and it is further

4

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ORDERED that this Court shall retain jurisdiction to hear and determine all matters arising from or related to the implementation, interpretation and/or enforcement of this Order.

Dated: October 8, 2008

Wilmington, Delaware

/s/MARY F. WALRATH

THE HONORABLE MARY F. WALRATH

UNITED STATES BANKRUPTCY JUDGE

5

Debtor	Bank Name/ Address	Account Type	Account No.
Washington Mutual, Inc.	JPMorgan Chase Bank (1)/ WM Tower Financial Center 1201 3rd Avenue Seattle, Washington 98101-3029	Demand Deposit	XXX-XXX120-6
Washington Mutual, Inc.	JPMorgan Chase Bank (1)/ WM Tower Financial Center 1201 3rd Avenue Seattle, Washington 98101-3029	Demand Deposit	XXX-XXX066-7
Washington Mutual, Inc.	Washington Mutual Bank fsb, a wholly-owned subsidiary of JPMorgan Chase Bank (2)/ WM Tower Financial Center 1201 3rd Avenue Seattle, Washington 98101-3029	Demand Deposit	XXX-XXX423-4
Washington Mutual, Inc.	JPMorgan Chase Bank (1) / WM Tower Financial Center 1201 3rd Avenue Seattle, Washington 98101-3029	Demand Deposit	XXX-XXX962-6
Washington Mutual, Inc.	JPMorgan Chase Bank (1) / WM Tower Financial Center 1201 3rd Avenue Seattle, Washington 98101-3029	Demand Deposit	XXX-XXX966-3
Washington Mutual, Inc.	JPMorgan Chase Bank (1)/ WM Tower Financial Center 1201 3rd Avenue Seattle, Washington 98101-3029	Demand Deposit	XXX-XXX409-4
WMI Investment Corp.	JPMorgan Chase Bank (1)/ WM Tower Financial Center 1201 3rd Avenue Seattle, Washington 98101-3029	Demand Deposit	XXX XXX470-4

(1)   On September 25, 2008, the Washington Mutual, Inc. ("WMI") and WMI Investment Corp (collectively, the "Debtors") maintained deposit accounts at Washington Mutual Bank ("WMB" ). On September 25, 2008, the Federal Deposit Insurance Corporation (the "FDIC") was appointed receiver for WMB and took possession of its assets. The Debtors have been advised that, on that date JPMorgan Chase Bank, National Association ("JPMorgan") purchased all or substantially all those assets from the FDIC and assumed all the deposit accounts of WMB. The account numbers indicated for the deposit accounts at JPMorgan are the ones that were reflected on the books and records of WMB immediately prior to the appointment of the FDIC as receiver. As of October 7, 2008, the Debtors have not received notification from JPMorgan that there have been any changes in account numbers.

(2)   On September 25, 2008, WMI maintained a deposit account at Washington Mutual Bank fsb ("WMBfsb"). On September 25, 2008, the FDIC was appointed receiver for WMB and took possession of its assets. WMI has been advised that, on that date, JPMorgan purchased all or substantially all those assets of WMB from the FDIC, including all the stock of WMB fsb. The account number indicated for the deposit account is the one reflected on the books and records of WMBfsb immediately prior to the appointment of the FDIC as receiver of WMB.

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Debtor	Bank Name/ Address	Account Type	Account No.
Washington Mutual, Inc.	Bank of New York Mellon / 101 Barclay Street Now York, NY 10286	Custodial	XXX-XXX- XXX4-597
Washington Mutual, Inc.	Bank of New York Mellon / 101 Barclay Street New York, NY 10286	Custodial	XXX-XXX- XXX4-590
WMI Investment Corp.	Bank of Now York Mellon / 101 Barclay Street New York, NY 10286	Custodial	XXX-XXX- XXX4-591
Washington Mutual, Inc.	Bank of New York Mellon / 101 Barclay Street New York, NY 10286	Demand Deposit	XXXXXX0301
Washington Mutual, Inc.	Bank of New York Mellon / 101 Barclay Street New York, NY 10286	Demand Deposit	XXXXXX5035
Washington Mutual, Inc.	Bank of New York Mellon / 101 Barclay Street New York, NY 1.0286	Demand Deposit	XXXXXX7740
Washington Mutual, Inc.	Bank of New York Mellon / 101 Barclay Street New York, NY 10286	Demand Deposit	XXXXXX7741
Washington Mutual, Inc.	Bank of New York Mellon / 101 Barclay Street New York, NY 10286	Demand Deposit	XXXXXX3791
Washington Mutual, Inc.	Bank of New York Mellon / 101 Barclay Street New York, NY 10286	Demand Deposit	XXXXXX3792
Washington Mutual, Inc.	Bank of New York Mellon / 101 Barclay Street New York, NY 10286	Demand Deposit	XXXXXX3793
Washington Mutual, Inc.	Bank of New York Mellon / 101 Barclay Street New York, NY 10286	Demand Deposit	XXXXXX3794
Washington Mutual, Inc.	Bank of New York Mellon / 101 Barclay Street New York, NY 10286	Demand Deposit	XXXXXX3795
Washington Mutual, Inc.	Bank of New York Mellon / 101 Barclay Street New York NY 10286	Demand Deposit	XXXXXX3796
Washington Mutual, Inc.	Bank of New York Mellon / 101 Barclay Street New York, NY 10286	Demand Deposit	XXXXXX3797
Washington Mutual, Inc.	Bank of New York Mellon / 101 Barclay Street New York, NY 10286	Demand Deposit	XXXXXX3798

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Debtor	Bank Name/ Address	Account Type	Account No.
Washington Mutual, Inc.	Bank of New York Mellon / 101 Barclay Street New York, NY 10286	Demand Deposit	XXXXXX3799
Washington Mutual, Inc.	Bank of New York Mellon / 101 Barclay Street New York, NY 10286	Demand Deposit	XXXXXX3810
Washington Mutual, Inc.	Bank of New York Mellon / 101 Barclay Street New York, NY 10286	Demand Deposit	XXXXXX3811
Washington Mutual, Inc.	Bank of New York Mellon / 101 Barclay Street New York, NY 10286	Demand Deposit	XXXXXX3812
Washington Mutual, Inc.	Bank of New York Mellon / 101 Barclay Street New York, NY 10286	Demand Deposit	XXXXXX3813
Washington Mutual, Inc.	Bank of New York Mellon / 101 Barclay Street New York, NY 10286	Demand Deposit	XXXXXX3815
Washington Mutual, Inc.	Bank of New York Mellon / 101 Barclay Street New York, NY 10286	Demand Deposit	XXXXXX3880
Washington Mutual, Inc.	Bank of New York Mellon / 101 Barclay Street New York, NY 10286	Demand Deposit	XXXXXX3881
Washington Mutual, Inc.	Bank of New York Mellon / 101 Barclay Street New York, NY 10286	Demand Deposit	XXXXXX3882
Washington Mutual, Inc.	Bank of New York Mellon / 101 Barclay Street New York, NY 10286	Demand Deposit	XXXXXX3883
Washington Mutual, Inc.	Bank of New York Mellon / 101 Barclay Street New York, NY 10286	Demand Deposit	XXXXXX3884
Washington Mutual, Inc.	Bank of New York Mellon / 101 Barclay Street New York, NY 10286	Demand Deposit	XXXXXX3885
Washington Mutual, Inc.	Bank of New York Mellon / 101 Barclay Street New York, NY 10286	Demand Deposit	XXXXXX3886
Washington Mutual, Inc.	Bank of New York Mellon / 101 Barclay Street New York, NY 10286	Demand Deposit	XXXXXX3887

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CASE NAME: WASHINGTON MUTUAL, INC., et al
CASE NUMBER: 08-12229

Schedule of Bank Accounts (not contained in Bank Account Order)

Bank of America	XXXXX4228	General Account
Bank of America	XXXXX4215	ZBA Disbursement Account

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Exhibit D

Retainers Paid

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CASE NAME: WASHINGTON MUTUAL, INC., et al
CASE NUMBER: 08-12229

Schedule of Retainers to Professionals (Schedule IR-2)

Professional	Retainer	Paid?

Weil, Gotshal & Manges, LLP	$900,000	Yes
Richards, Layton & Finger, P.A.	$100,000	Yes
Alvarez and Marsal	$250,000	No
Joele Frank, Wilkinson Brimmer Katcher	$30,000	No
Kurtzman Carson Consultants LLC	$100,000	No